HORIZON FUNDS

Horizon Active Asset Allocation Fund
Horizon Active Risk Assist® Fund
Horizon Active Income Fund
(the “Funds”)

Supplement dated May 20, 2016
to the Prospectus dated March 29, 2016

This supplement serves as notification of the following change:

The first paragraph (including the table) of the section entitled “How to Purchase Shares – Class A” is amended and restated in its entirety as shown below:

Class A:

Class A Shares are offered at their public offering price, which is NAV per share plus the applicable sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.  The Funds and Horizon each reserve the right to waive sales charges.  The following sales charges apply to your purchases of Class A Shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.75%
$50,000 to $99,999	4.75%	4.99%	4.75%
$100,000 to $249,999	3.75%	3.83%	3.75%
$250,000 to $499,999	2.75%	2.83%	2.75%
$500,000 to $999,999	2.00%	2.04%	2.00%
$1,000,000 and above	None	None	None

Investors should retain this supplement for future reference